EXHIBIT 25


                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or David B. Gaw and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10- K and all amendments and/or supplements to this Annual Report on Form 10- K

Signature                            Title                                   Date
---------                            -----                                   ----
                                     Director
-------------------------
Lauren A. Ackerman


                                     Director
-------------------------
John B. Anthony, III


/s/Thomas N. Gavin                   Director                            March 15, 2006
-------------------------
Thomas N. Gavin


/s/David B. Gaw                      Director and                        March 15, 2006
-------------------------            Chairman of the Board
David B. Gaw


/s/Fred J. Hearn Jr.                 Director                            March 15, 2006
-------------------------
Fred J. Hearn Jr.


/s/Conrad W. Hewitt                  Director                            March 15, 2006
-------------------------
Conrad W. Hewitt


                                     Director
-------------------------
Connie L. Klimisch


/s/Richard S. Long                   Director and                        March 15, 2006
-------------------------            Vice Chairman of the Board
Richard S. Long


                                     Director
-------------------------
Thomas H. Lowenstein


/s/Thomas F. Malloy                  Director                            March 15, 2006
-------------------------
Thomas F. Malloy


                                     Director
-------------------------
Andrew J. Nicks M.D.

/s/Terry L. Robinson                 President, Chief                    March 15, 2006
-------------------------            Executive Officer and Director
Terry L. Robinson                    (Principal Executive Officer)


/s/Thomas H. Shelton                 Director                            March 15, 2006
-------------------------
Thomas H. Shelton .


/s/Stephen C. Spencer                Director                            March 15, 2006
-------------------------
Stephen C. Spencer


/s/Denise C. Suihkonen               Director                            March 15, 2006
-------------------------
Denise C. Suihkonen


/s/James E. Tidgewell                Director                            March 15, 2006
-------------------------
James E. Tidgewell


/s/Patrick E. Phelan                 Executive Vice President            March 15, 2006
-------------------------            Chief Financial Officer
Patrick E. Phelan                    (Principal Financial Officer)
